UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2009 (June 19, 2009)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Under an Asset Purchase Agreement dated November 14, 2008 (the “Agreement”), INX Inc. (the “Company”) purchased the operations and certain assets, and assumed specified liabilities of NetTeks Technology Consultants, Inc. (“NetTeks”).  The Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 18, 2008.

On June 19, 2009, Section 1.7 of the Agreement covering the terms and computation of additional purchase consideration was amended and is filed as an exhibit hereto and is incorporated by reference.

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

10.1	First Amendment to Asset Purchase Agreement by and among INX Inc., NetTeks Technology Consultants, Inc., Ethan F. Simmons, Matthew J. Field, and Michael P. DiCenzo dated June 19, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX Inc.
Date: June 24, 2009	By: /s/ Brian Fontana Brian Fontana Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	First Amendment to Asset Purchase Agreement by and among INX Inc., NetTeks Technology Consultants, Inc., Ethan F. Simmons, Matthew J. Field, and Michael P. DiCenzo dated June 19, 2009.